UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report)  April 12, 2006

                Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

    Maryland            0-49731            52-1726127
(State or other jurisdiction          (Commission                  (IRS Employer
of incorporation)                      File Number)           Identification Number)

    1919A West Street, Annapolis, Maryland              21401
      (Address of principal executive offices)                        (Zip Code)

        410-268-4554
Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 12, 2006, Severn Bancorp, Inc. issued a press release announcing financial results for the first quarter ending March 31, 2006. A copy of this press release is being furnished as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

    99.1 Press release dated April 12, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                   Severn Bancorp, Inc.

Dated: April 12, 2006                               By:  /Alan J. Hyatt/
                             Alan J. Hyatt, President